UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 17, 2018
Boston Private Financial Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-35070	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Ten Post Office Square, Boston, Massachusetts 02109
(Address of principal executive offices)
(617) 912-1900
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02.	Results of Operations and Financial Condition.
On October 17, 2018, Boston Private Financial Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the three and nine months ended ended September 30, 2018. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The information in this Current Report on Form 8-K furnished under this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Furthermore, the information in this Current Report on Form 8-K furnished under this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 7.01.	Regulation FD Disclosure.
On October 17, 2018, the Company announced an agreement to sell all of its current equity interest in Bingham, Osborn & Scarborough, LLC, a majority-owned subsidiary of the Company (“BOS”), to the management team of BOS for an upfront cash payment and a non-voting, revenue share participation interest in BOS.  The transaction is expected to close in the fourth quarter of 2018.  Completion of the transaction is subject to obtaining client consents, as well as satisfaction of other customary closing conditions.  A copy of the press release issued by the Company is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.
The information in this Current Report on Form 8-K furnished under this Item 7.01, including Exhibit 99.2 attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. Furthermore, the information in this Current Report on Form 8-K furnished under this Item 7.01, including Exhibit 99.2 attached hereto, shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

Item 8.01.	Other Events.
During the third quarter of 2018, Company initiated an efficiency program guided by a focus on improving operating efficiency and sustained earnings enhancement. The program includes a net reduction in total employees of approximately 7%, and resulted in a restructuring expense during third quarter 2018 operating results of approximately $5.8 million.
The Company notified a majority of impacted staff on October 15, 2018, with the majority of departures expected to be complete by December 31, 2018. The Company expects the efficiency program to result in annual expense reduction of approximately $11 million, with the full impact of the savings evident in 2019.
Additional restructuring costs may be recognized in the fourth quarter of 2018.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
99.1    Earnings release dated October 17, 2018.
99.2    Press release dated October 17, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

	By:	/S/ STEVEN M. GAVEN
	Name:	Steven M. Gaven
	Title:	Executive Vice President, Chief Financial Officer
Date: October 17, 2018

EXHIBIT INDEX

    Exhibit
No.     Description
99.1     Earnings release dated October 17, 2018
99.2     Press release dated October 17, 2018